                                                                   EXHIBIT 10(a)


                               FIRST AMENDMENT TO
              FOURTH AMENDED AND RESTATED COMMITTED FACILITY LETTER

                  This First Amendment to Fourth Amended and Restated Committed Facility Letter is dated as of June 19, 2006, by and among ALLETE, INC., a Minnesota corporation (the "COMPANY"), the banks from time to time party to the Committed Facility Letter (as hereinafter defined) (each a "BANK" and collectively the "BANKS") and LASALLE BANK NATIONAL ASSOCIATION, in its capacity as agent for the Banks (in such capacity, the "AGENT").

                                WITNESSETH THAT:

                  WHEREAS, the Company, the Banks and the Agent are party to that certain Fourth Amended and Restated Committed Facility Letter dated as of January 11, 2006 (together with all exhibits, schedules, attachments, appendices and amendments thereof, the "COMMITTED FACILITY LETTER"); and

                  WHEREAS, the Company has requested that the Committed Facility Letter be amended as set forth herein and the Banks are agreeable to such request on the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Banks and the Agent hereby agree as set forth below.

        1.   The Committed Facility Letter is hereby amended as follows:

                        (a) Section 4(b) is amended by deleting the proviso at the end of clause (ii) thereof and ending such Section after the words "be continuing";

                        (b) Section 5(d) is amended by deleting the last sentence thereof in its entirety and substituting the following new sentence therefor:

                  "There has not been, as of the Closing Date, any Material Adverse Change since the date of such interim financial statements."; and

                        (c) Section 7(a) is amended by deleting clause (vii) at the end thereof and substituting the semi-colon and word "or" appearing at the end of clause (vi)(5) with a period.

        2. Except as expressly amended hereby, the Committed Facility Letter and all other documents executed in connection therewith shall remain in full force and effect in accordance with their respective terms. The Committed Facility Letter, as amended hereby, and all rights and powers created thereby and thereunder or under such other documents are in all respects ratified and confirmed. From and after the date hereof, the Committed Facility Letter shall be deemed to be amended and modified as herein provided and, except as so amended and modified, the Committed Facility Letter shall continue in full force and effect in accordance with its terms and the Committed Facility Letter and this Amendment shall be read, taken and construed as one and the same instrument. On and after the date hereof the term "AGREEMENT" as used in the Committed Facility Letter and all other references to the Committed Facility Letter in the Committed Facility Letter, the other documents executed in connection therewith and/or herewith or any other instrument, document or writing executed by the Company or any other person or furnished to the Agent and/or the Banks by the Company, or any other person in connection herewith or therewith, shall be deemed to be a reference to the Committed Facility Letter as hereby amended.

        3. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                        (a) The Company and each Bank shall have executed and delivered this Amendment to Agent together with such other documents and instruments as Agent may reasonably require;

                        (b) No Default or Event of Default shall have occurred and be continuing; and

                        (c) Agent shall have received a certificate of the Secretary of the Company having attached an incumbency certificate showing the names and titles, and bearing the signatures of, the officers of the Company authorized to execute this Amendment.

        4. On and as of the date hereof, the Company represents and warrants to the Agent and to the Banks that:

                        (a) The representations and warranties contained in this Amendment and the Committed Facility Letter are true and correct in all material respects, in each case as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date (and then as of such earlier date); and

                        (b)  Both  before  and   after  giving  effect  to  this
        Amendment, no Default or Event of Default has occurred and is continuing or would result from the execution and delivery of this Amendment; and

                        (c) The Company is, and will be, in full compliance with all of the material terms, conditions and all other provisions of this Amendment and the Credit Documents; and

                        (d) This Amendment has been duly authorized, executed and delivered on its behalf, and both the Committed Facility Letter, both before being amended and supplemented hereby and as amended and supplemented hereby, and this Amendment constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except to the extent that a remedy or default may be determined by a court of competent jurisdiction to constitute a penalty and except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights or by general principles of equity.

        5. This Amendment shall be construed in accordance with and governed by the internal laws of the State of Illinois, without regard to its conflicts of laws principles.

        6. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may also be signed by facsimile, and any facsimile signature hereto shall for all purposes be deemed an original signature.

        7. Except as otherwise specified herein, this Amendment embodies the entire agreement and understanding between the Company and the Banks with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

        8. This Amendment shall be binding upon and inure to the benefit of the Banks and their successors and assigns and the Company and its permitted successors and assigns.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Fourth Amended and Restated Committed Facility Letter to be duly executed and delivered by their duly authorized officers as of the day and year first above written.



THE COMPANY:                    ALLETE, INC., a Minnesota corporation
-----------

                                By:   /s/ James K. Vizanko
                                   ---------------------------------------------
                                Name:   James K. Vizanko
                                     -------------------------------------------
                                Title:  Sr. VP - Finance & CFO
                                      ------------------------------------------



AGENT/BANKS:                    LASALLE BANK NATIONAL ASSOCIATION, in its
-----------                     individual capacity as a Bank and as Agent

                                By:    /s/ David Bond
                                  ----------------------------------------------
                                Name:   David Bond
                                    --------------------------------------------
                                Title:  Senior Vice President
                                     -------------------------------------------



                                By:
                                  ----------------------------------------------
                                Name:
                                    --------------------------------------------
                                Title:
                                     -------------------------------------------

                                                                  Signature Page
        First Amendment to Fourth Amended and Restated Committed Facility Letter
                                                                    June 9, 2006

OTHER BANKS:
-----------

                                U.S. BANK NATIONAL ASSOCIATION


                                By:    /s/ Christopher W. Rupp
                                   ---------------------------------------------
                                Name:   Christopher W. Rupp
                                     -------------------------------------------
                                Title:  Vice President
                                      ------------------------------------------


                                WELLS FARGO BANK,
                                NATIONAL ASSOCIATION

                                By:    /s/ Patrick McCue
                                   ---------------------------------------------
                                Name:   Patrick McCue
                                     -------------------------------------------
                                Title:  Vice President & Senior Relationship
                                        Manager
                                        Wells Fargo Bank, National Association
                                      ------------------------------------------


                                JPMORGAN CHASE BANK, N.A.

                                By:   /s/ Gabriel Simon
                                   ---------------------------------------------
                                Name:   Gabriel Simon
                                     -------------------------------------------
                                Title:  AVP
                                      ------------------------------------------


                                THE BANK OF TOKYO - MITSUBISHI, UFJ, LTD.,
                                Chicago Branch

                                By:   /s/ Mathew Ross
                                   ---------------------------------------------
                                Name:   Mathew Ross
                                     -------------------------------------------
                                Title:  Vice President & Manager
                                      ------------------------------------------